January 13, 2016

DREYFUS BNY MELLON FUNDS, INC.
- Dreyfus Emerging Markets Debt U.S. Dollar Fund

Supplement to Prospectus dated November 26, 2014

Effective January 14, 2016, the following information supersedes and replaces the information contained in "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund’s subadviser is Standish Mellon Asset Management Company LLC (Standish).

Josephine Shea is the fund's primary portfolio manager. Ms. Shea has been a primary portfolio manager for the fund since August 2015.  Ms. Shea is a portfolio manager at Standish.

Effective January 14, 2016, the following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Josephine Shea is the fund's primary portfolio manager. Ms. Shea has been a primary portfolio manager for the fund since August 2015.  Ms. Shea is a portfolio manager at Standish, which she joined in August 2015.  Prior to joining Standish, Ms. Shea was employed at Hartford Investment Management Company as a senior portfolio manager - global emerging markets corporate and sovereign credit from January 2012 until August 2015 and a co-head of the emerging market team from May 2007 until December 2011.

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